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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2004

                                  K-FED BANCORP
                                  -------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                      000-50592                20-0411486
  ----------------------           -------------------       -------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)


1359 N. Grand Avenue, Covina, CA                                  91722
--------------------------------                                  -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (626) 339-9663
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEMS 5.  OTHER EVENTS

      On March 30, 2004, K-Fed Bancorp (the "Registrant") issued a press release reporting that it had completed its initial stock offering. The Registrant sold 5,686,750 shares of common stock at $10.00 per share in a subscription offering. In addition, the Registrant issued 8,860,750 shares to K-Fed Mutual Holding Company. The shares of the Registrant will trade on the NASDAQ National Market System under the symbol "KFED."


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

          Exhibit No.          Description
          -----------          -----------

              99               Press release dated March 30, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         K-FED BANCORP



DATE: March 31, 2004                By:  /s/ Kay M. Hoveland
                                         -------------------------------------
                                         Kay M. Hoveland
                                         President and Chief Executive Officer

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                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:


          Exhibit No.           Description
          -----------           -----------

             99                 Press release dated March 30, 2004